EXHIBIT 10.17.4

DECEMBER 2002 AMENDMENT TO CREDIT AGREEMENT

DECEMBER 2002 AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2002, among ACE Guaranty Corp. (f/k/a ACE Guaranty Re Inc.) (the “Borrower”), various banks (the “Banks”), Norddeutsche Landesbank Girozentrale, New York Branch (the “New Bank”), and Deutsche Bank AG, New York Branch, as agent (the “Agent”). All capitalized terms defined in the hereinafter defined Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower, the Banks and the Agent entered into an Amended and Restated Credit Agreement, dated as of November 15, 2001 (the “Credit Agreement”); and

WHEREAS, the New Bank desires to become a Bank under the Credit Agreement; and

WHEREAS, pursuant to a Termination Agreement, dated as of October 22, 2002, among Haverford, the Borrower and General Re Financial Products Corporation, the Treaty was terminated, effective November 15, 2002; and

WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. New Bank. Upon execution and delivery of this Amendment by the parties hereto, the New Bank shall be a Bank for all purposes of the Credit Agreement.

2. Exiting Banks. As of the close of business on December 20, 2002, neither JPMorgan Chase Bank nor Commerzbank AG, New York Branch (each an “Exiting Bank”), shall have any further obligations under, or be a Bank for purposes of, the Credit Agreement. Each Exiting Bank shall, however, be entitled to receive its Commitment Fee through and including December 20, 2002 and all other amounts, if any, owing to it under the Credit Agreement, including, without limitation, any indemnities to which it may become entitled pursuant to Section 12.01 of the Credit Agreement at any time in the future.

3. Amendments to the Credit Agreement. (a) Section 3.04 of the Credit Agreement is hereby amended (i) by deleting the date “October 15, 2008” in the first sentence of such Section and replacing it with the date “November 15, 2009” and (ii) by deleting the date “October 15” in the third sentence of such Section and replacing it with the date “November 15”.

(b) The Credit Agreement is hereby amended by deleting all references to “Haverford”, “Haverford Reinsurance”, “Treaty”, “Treaty Payment” and “General Account” and, in particular, by deleting Sections 2.08, 12.15 and 12.16 and Exhibit G.

(c) Schedule I of the Credit Agreement is hereby amended in its entirety to the form attached hereto as Annex A.

4. Representations and Warranties. In order to induce the Banks, the New Bank and the Agent to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Loss occurred on or prior to November 15, 2002 that could require any payment be made by Haverford pursuant to the Treaty;

(b) no Default or Event of Default exists or will exist as of the date hereof or after giving effect to this Amendment; and

(c) as of the date hereof, and after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Credit Agreement will be true and correct in all material respects (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date is true in all material respects only as of such date).

5. Confirmation of Effective Date. The Borrower, the Banks and the Agent hereby acknowledge that the Effective Date referred to in Section 12.09 of the Agreement is November 15, 2001.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

7. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks (including any Exiting Bank), the New Bank, the Agent or any of them may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Address for Notices. The initial address for notices for the New Bank shall be 1114 Avenue of the Americas, 37th Floor, New York, New York 10036, Attention: Mr. Georg L. Peters.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

ACE GUARANTY CORP.

By
Name:
Title:

ING BANK N.V., LONDON BRANCH

By
Name:
Title:

By
Name:
Title:

WESTLB AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

JPMORGAN CHASE BANK

By
Name:
Title:

COMMERZBANK AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Agent

By
Name:
Title:

By
Name:
Title:

ANNEX A

SCHEDULE I

COMMITMENTS

Name	Commitment
Deutsche Bank AG, New York Branch	$50,000,000

ING Bank N.V., London Branch	50,000,000

Norddeutsche Landesbank Girozentrale, New York Branch	50,000,000

WestLB AG, New York Branch	25,000,000

Total	$175,000,000